UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): February 20, 2007

                            Five Star Products, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-25869                                              13-3729186
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    (Commission File Number)                   (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                     10604
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement.

         As set forth in Item 5.02 below, on February 20, 2007, Five Star Products, Inc. (the "Company") entered into a Consulting and Severance Agreement with Steven Schilit. The information regarding the Company's agreement with Mr. Schilit in Item 5.02 is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         Steven Schilit has resigned as Executive Vice President and a director of the Company and other positions with its subsidiaries, effective as of February 28, 2007. Mr. Schilit resigned to pursue other opportunities and his resignation was not the result of any disagreement relating to the Company's operations, policies or practices.

         In connection with his resignation, the Company and Mr. Schilit entered into a Consulting and Severance Agreement (the "Agreement"). Pursuant to the Agreement, Mr. Schilit will provide consulting services to the Company for a period of two years (the "Term") commencing February 28, 2007 in exchange for a weekly consulting fee of $2,403.85. In addition, Mr. Schilit will be entitled to receive for a period of five years, a commission of 1/2% on sales by certain of the Company's employees. During the Term, Mr. Schilit will be entitled to continue to participate in the Company's benefit plans to the extent he remains eligible on the same basis as the Company's management and the Company will continue to make the lease payments and pay for the insurance and maintenance on the car currently provided to Mr. Schilit. Mr. Schilit also has agreed not to compete with the Company or its parent, National Patent Development Corporation or solicit any of their employees.

Item 9.01         Financial Statements and Exhibits

Exhibits.

         1. Consulting and Severance Agreement dated as of February 20, 2007, between Five Star Products, Inc. and Steven Schilit.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIVE STAR PRODUCTS, INC.


                                            Jerome I. Feldman
                                            Chief Executive Officer

Date: February 20, 2007


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                                  EXHIBIT INDEX


Exhibit No.    Description

    99.1. Consulting and Severance Agreement dated as of February 20, 2007, between Five Star Products, Inc. and Steven Schilit.